UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

ContextLogic Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56773	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 301
Oakland, California	94601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8476

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LOGC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K (the “Initial Report”) filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026, ContextLogic Holdings Inc. (the “Company”) consummated the previously announced acquisition (the “US Salt Acquisition”) of US Salt Parent Holdings, LLC, a Delaware limited liability company (“US Salt”) pursuant to the terms of the Purchase Agreement entered into on December 8, 2025, as amended (the “Purchase Agreement”). On March 5, 2026, the Company filed Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) providing supplemental disclosure to the Initial Report, including audited consolidated financial statements and the related notes of US Salt Parent Holdings, LLC and its subsidiaries as of the years ended December 31, 2025 and 2024, which were audited in accordance with the standards set forth by the American Institute of Certified Public Accountants.

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) is being filed by the Company to amend the Initial Report, as amended by Amendment No. 1, solely to disclose the audited consolidated financial statements and the related notes of US Salt Parent Holdings, LLC and its subsidiaries as of the years ended December 31, 2025 and 2024, as audited in accordance with the standards set forth by the Public Company Accounting Oversight Board. Except as otherwise provided herein, the disclosures made in the Initial Report and Amendment No. 1 remain unchanged. This Amendment No. 2 should be read in conjunction with the Initial Report and Amendment No. 1, which provide a more complete description of the US Salt Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited consolidated financial statements of US Salt Parent Holdings, LLC as of and for the years ended December 31, 2025 and 2024 are attached as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of US Salt Parent Holdings, LLC as of and for the years ended December 31, 2025 and 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContextLogic Holdings Inc.

Date: July 21, 2026	By:	/s/ Mark Ward
Mark Ward President Principal Executive Officer

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